Inventories	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
Inventories

NOTE 5:- INVENTORIES

	December 31,
	2017	2016

Raw materials	$3,277	$2,873
Work in progress, net	3,093	3,032
Finished goods	1,540	1,197

	$7,910	$7,102

Write-offs of inventories for the years ended December 31, 2017, 2016 and 2015 amounted to $122, $144 and $153, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues.